Supplement dated October 2, 2026

to the Prospectus and Updating Summary Prospectus, each dated April 27, 2026,

as supplemented, for:

Variable Universal Life III

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective October 1, 2026, this supplement amends certain information in the above-referenced prospectuses:

Fund Sub-Adviser Change:

Putnam Investment Management, LLC will replace Thompson, Siegel & Walmsley LLC as sub-adviser to the MML Foreign Fund.

Fund Fee Change:

The information for the MML Foreign Fund in Appendix A of the prospectuses is deleted and replaced with the following to reflect a reduction in current expenses:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Putnam Investment Management, LLC	0.84%	32.60%	9.01%	6.72%

If you have questions about this supplement or your product, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216 8 a.m.–8 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Fund prospectuses are available on our website at www.MassMutual.com.

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